Restructuring	12 Months Ended
Dec. 31, 2011
Restructuring [Abstract]
Restructuring

4. Restructuring

In December 2011, the Company ceased manufacturing operations at its carbon black facility located in Kurnell, Australia. This decision was made as a result of deteriorating business conditions including raw material availability and cost, competition in the export markets due to the strength of the Australian dollar and a variety of other factors. The costs related to this closure totaled $41.0 million in the fourth quarter of 2011. The Company estimates that total future closure costs related to this facility will be approximately $1.7 million, net of proceeds from inventory liquidation. The closure is expected to be completed by 2014. The results of operations of the carbon black facility have been reclassified to discontinued operations for all periods presented as run-off activities were completed in the first quarter of 2012. The facility is part of the Carbon Materials & Chemicals segment. Net sales from this discontinued operation totaled $72.7 million, $55.0 million and $49.2 million for the years ended December 31, 2011, 2010 and 2009, respectively. Operating profit (loss) from this discontinued operation totaled $(43.7) million, $0.9 million and $1.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Details of the restructuring activities and related reserves for 2011 are as follows:

	Severance and employee benefits	Environmental remediation	Asset impairment	Inventory writedowns	Site demolition	Other	Total
(Dollars in millions)
Reserve at January 1, 2011	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Charges	3.4	6.7	20.2	3.3	6.2	1.2	41.0
Costs charged against assets	0.0	0.0	(20.2)	(3.3)	0.0	0.0	(23.5)
Cash paid	(1.6)	0.0	0.0	0.0	0.0	0.0	(1.6)

Reserve at December 31, 2011	$1.8	$6.7	$0.0	$0.0	$6.2	$1.2	$15.9